Earnings Per Share	12 Months Ended
Jul. 02, 2011
Earnings Per Share
Earnings Per Share

Note 11 – Earnings per Share

Net income (loss) per share – basic is computed by dividing income (loss) attributable to Sara Lee by the weighted average number of common shares outstanding for the period. Net income (loss) per share – diluted reflects the potential dilution that could occur if options and fixed awards to be issued under stock-based compensation arrangements were converted into common stock.

Options to purchase 8.4 million shares of common stock at July 2, 2011, 16.1 million shares of common stock at July 3, 2010 and 27.7 million shares of common stock at June 27, 2009 were not included in the computation of diluted earnings per share because the exercise price of these options was greater than the average market price of the corporation's outstanding common stock, and therefore anti-dilutive.

The following is a reconciliation of net income (loss) to net income (loss) per share – basic and diluted – for the years ended July 2, 2011, July 3, 2010 and June 27, 2009:

In millions except earnings per share	2011	2010	2009
Income from continuing operations attributable to Sara Lee	$338	$582	$184
Income (loss) from discontinued operations attributable to Sara Lee	213	(160)	180
Gain on sale of discontinued operations	736	84	–
Net income attributable to Sara Lee	$1,287	$506	$364
Average shares outstanding – basic	621	688	701
Dilutive effect of stock compensation	4	3	2
Diluted shares outstanding	625	691	703
Income (loss) per common share – Basic
Income from continuing operations	$0.54	$0.85	$0.26
Income from discontinued operations	1.53	(0.11)	0.26
Net income	$2.07	$0.74	$0.52
Income (loss) per common share – Diluted
Income from continuing operations	$0.54	$0.84	$0.26
Income from discontinued operations	1.52	(0.11)	0.26
Net income	$2.06	$0.73	$0.52